EXHIBIT NO. 21:  SUBSIDIARIES, RELATED COMPANIES, ETC.

With the exception of a number of Subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 15 February 2004, are listed below.  All Subsidiaries and Joint Ventures named below are consolidated in the financial statements incorporated by reference in this report.  The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented.  Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note.

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
3712001 CANADA INC.	Canada	100.00

9121-5988 QUÉBEC INC.	Quebec	100.00
ALCAN ALUMINIUM QUEBEC AND COMPANY, LIMITED PARTNERSHIP	Quebec	99.00 (3)

9121-5996 QUÉBEC INC.	Quebec	100.00
ALCAN-SPROSTONS LIMITED	Jamaica	100.00
ALCAN ACQUISITION CORPORATION	Texas	100.00
ALCAN ADMINCO (2000) INC.	Canada	100.00
ALCAN ALESA TECHNOLOGIES LTD.	Canada	100.00

ALCAN ALLUMINIO S.p.A.	Italy	100.00
ALCAN PACKAGING ITALIA S.r.l.	Italy	76.00 (14)
bp EUROPACK S.r.l.	Italy	100.00

ALCAN ALUMINIO (AMÉRICA LATINA) INC.	Canada	100.00
ALCAN ALUMINIUM BETEILIGUNGSGESELLSCHAFT mbH	Germany	100.00

ALCAN ASIA PACIFIC LIMITED	Canada	100.00
ALCAN HOLDINGS FINANCE LLC	Delaware	100.00

ALCAN CORPORATION	Texas	97.00 (5)
ALCAN ALUMINUM CORPORATION	Texas	100.00
LOGAN ALUMINUM INC.	Delaware	40.00
ALCAN ALUMINUM EXPORT, INC.	Georgia	100.00
ALCAN CONNECTICUT, INC.	Connecticut	100.00
ALCAN DE MEXICO, S.A. DE C.V.	Mexico	100.00
ALCAN MANAGEMENT SERVICES USA INC.	Ohio	100.00
ALCAN POWER MARKETING, INC.	Ohio	100.00
ALCAN PRIMARY PRODUCTS CORPORATION	Texas	100.00
ALCAN PRODUCTS CORPORATION	Texas	100.00
ALCAN BALTEK CORPORATION	Delaware	100.00
BALSA DEVELOPMENT CORPORATION	New Jersey	100.00
BALSA ECUADOR LUMBER CORPORATION	New Jersey	100.00
BALTEK FOREIGN SALES CORPORATION	US Virgin Islands	100.00
BALTEK GmbH	Germany	100.00
BALTEK INTERNATIONAL CORPORATION	Delaware	100.00
BALTEK LIMITED	England	100.00
PACIFIC TIMBER LIMITED	England	100.00
BALTEK MERCOSUR, L.L.C.	New Jersey	100.00
BALTEK S.A.	France	100.00
BALTEK SCANDINAVIA ApS DENMARK	Denmark	100.00
COMPANIA ECUATORIANA DE BALSA S.A.	Ecuador	100.00
CRUSTACEA CORPORATION	Delaware	100.00
CRYOGENIC STRUCTURES CORPORATION	Delaware	94.00
PLANTATIONES DE BALSA PLANTABA S.A.	Ecuador	49.90 (72) (73) (74) (75)
POUCNST S.A.	Ecuador	100.00
PRODPAC, PRODUCTOS DEL PACIFICO S.A.	Ecuador	100.00
BALMANTA S.A.	Ecuador	67.93 (29)
MADERAS SECAS C.A. MASECA	Ecuador	57.08 (53) (54)
SANLAM CORPORATION	New York	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALCAN ENTERPRISES AMÉRICA LATINA INC.	Canada	100.00
ALCAN ALUMÍNIO DO BRASIL LTDA.	Brazil	100.00
ALCAN COMPOSITES BRASIL S.A.	Brazil	70.00
ALCAN PACKAGING DO BRASIL LTDA.	Brazil	83.00 (13)
CONSÓRCIO CANDONGA - (Unincorporated)	Brazil	50.00
CONSÓRCIO DE ALUMÍNIO DO MARANHÃO ("CONSÓRCIO ALUMAR")	Brazil	10.00
MINERAÇÃO RIO DO NORTE S.A.	Brazil	12.50
PETROCOQUE S.A. - INDÚSTRIA E COMÉRCIO	Brazil	25.00

ALCAN EUROPE LIMITED	England	99.00 (7)
ALCAN FINANCES B.V.	The Netherlands	100.00

ALCAN FINANCES (Bda) LTD.	Bermuda	100.00
ALCAN ASIA LIMITED	Hong Kong	100.00
ALCAN NIKKEI CHINA LIMITED	Hong Kong	49.00
ALCAN NINGXIA HOLDINGS LIMITED	Bermuda	100.00
ALCAN PACKAGING PUERTO RICO INC.	New Jersey	100.00
ALCAN (BERMUDA) LIMITED	Bermuda	100.00
ALCAN SHIPPING (BERMUDA) LIMITED	Bermuda	100.00
ALCOM NIKKEI SPECIALTY COATINGS SDN. BHD.	Malaysia	49.00 (17)
ALUMINIUM COMPANY OF MALAYSIA BERHAD	Malaysia	59.15
AL DOTCOM SDN. BHD.	Malaysia	100.00
CHAMPLAIN INSURANCE COMPANY LTD.	Bermuda	100.00
HALCO (MINING) INC.	Delaware	33.00 (50)
BOKE INVESTMENT COMPANY	Delaware	100.00
BOKE PERSONNEL LTD	Guernsey	100.00
BOKE SERVICES COMPANY	Belgium	100.00
BOKE SERVICES MANAGEMENT, INC.	Delaware	100.00
BOKE TRADING INC.	Delaware	100.00
COMPAGNIE DES BAUXITES DE GUINÉE	Delaware	51.00
NONFEMET INTERNATIONAL (China-Canada-Japan) ALUMINIUM COMPANY LIMITED	China	27.00
QUADREM INTERNATIONAL HOLDINGS, LTD.	Bermuda	9.00 (78)

ALCAN FINANCES (IRELAND) LIMITED	Canada	100.00
ALCAN ALUMINIUM AG	Switzerland	100.00
ALCAN PACKAGING RORSCHACH AG	Switzerland	100.00
ALCAN HOLDINGS CANADA LIMITED	Canada	100.00
ALCAN FINANCES (IRELAND) COMPANY	Ireland	100.00
ALCAN HOLDINGS AUSTRALIA PTY LIMITED	Australia	100.00
ALCAN SOUTH PACIFIC PTY LTD	Australia	100.00
ALCAN GOVE DEVELOPMENT PTY LIMITED	Australia	100.00
ALCAN NORTHERN TERRITORY ALUMINA PTY LIMITED	Australia	100.00
GOVE ALUMINIUM LIMITED	Australia	100.00
ALCAN GOVE PTY LIMITED	Australia	50.00 (10)
ALCAN QUEENSLAND SMELTER PTY LTD	Australia	100.00
NABALCO PTY LIMITED	Australia	100.00
QUEENSLAND ALUMINA LIMITED	Australia	21.39 (79)
QUEENSLAND ALUMINA SECURITY CORPORATION	Delaware	20.00

ALCAN HOLDING (THAILAND) LIMITED	Thailand	48.00
SUBTANEE HOLDING COMPANY LIMITED	Thailand	50.09 (91)
SANGTHIEN HOLDING COMPANY LIMITED	Thailand	100.00

ALCAN HOLDINGS IRELAND CO.	Ireland	100.00
ALCAN DEUTSCHLAND HOLDINGS GmbH & Co. KG	Germany	99.99
ALCAN DEUTSCHLAND GmbH	Germany	90.00 (6)
ALUMINIUM NORF GmbH	Germany	50.00
DEUTSCHE ALUMINIUM VERPACKUNG RECYCLING GmbH	Germany	16.70 (39) (40)
ALUSUISSE-LONZA CSFR s.r.o.	Czech Republic	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner

ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)	Switzerland	100.00
AL HOLDING USA LLC	Delaware	100.00
ALCAN COMPOSITES USA INC.	Missouri	100.00
ALCAN GATOR-COR HOLDINGS, LLC	Delaware	59.44 (8) (9)
ALCAN GATOR-COR COMPANY, LLC	Delaware	100.00
NEVAMAR FINANCING, LLC	Delaware	100.00
NEVAMAR OFFSHORE ACQUISITION CORPORATION	Delaware	100.00
NEVAMAR TE ACQUISITION CORPORATION	Delaware	100.00
ALCAN PACKAGING FOOD AND TOBACCO INC.	Delaware	100.00
ALA (NEVADA) INC.	Nevada	95.38 (1) (2)
ALCAN PACKAGING PHARMA CENTER INC.	Delaware	100.00
ALCAN PACKAGING PHARMACEUTICAL AND PERSONAL CARE INC.	New Jersey	100.00
HBE FERMENTATION SYSTEMS INC.	California	10.00
INTERNATIONAL GLASS EQUIPMENT LTD.	Bahamas	100.00
POLAR MATERIALS INC.	Pennsylvania	86.21
PC MATERIALS INC.	Pennsylvania	50.00
POLYPLASMA INC.	Canada	100.00
WHEATON PACIFIC LIMITED	Hong Kong	99.80
ALCAN PACKAGING THERMAPLATE INC.	New Jersey	100.00
ALUSUISSE ALUMINUM USA INC.	Delaware	100.00
VAW FLEXIBLE PACKAGING INC.	Delaware	100.00
ALCAN AIREX AG	Switzerland	100.00
ALCAN ALESA ENGINEERING AG	Switzerland	100.00
ALCAN ALLEGA AG	Switzerland	100.00
ALCAN ALUCOBOND (FAR EAST) PTE LTD.	Singapore	100.00
ALCAN ALUMINIO ESPAÑA, S.A.	Spain	100.00
ALCAN ALUMINIO PORTUGAL LDA.	Portugal	98.00
ALCAN ALUMINIUM VALAIS SA	Switzerland	100.00
ALCAN AUSTRIA GmbH	Austria	100.00
ALCAN ALPE ADRIA D.O.O.	Slovenia	100.00
ALCAN HUNGARIA Kft.	Hungary	100.00
ALCAN ROMANIA SRL.	Romania	100.00
ALCAN CAPITAL JERSEY LIMITED	The Island of Jersey	100.00
ALCAN FINANCE JERSEY LIMITED	The Island of Jersey	100.00
ALCAN CAPITAL MARKET LTD.	Switzerland	100.00
ALCAN DÉCIN EXTRUSIONS s.r.o.	Czech Republic	100.00
ALCAN HOLDINGS EUROPE B.V.	The Netherlands	72.73 (11)
A-L FINANCIAL PRODUCTS LTD.	England	100.00
ALCAN DISTRIBUZIONE srl	Italy	100.00
ALCAN HOLDINGS FRANCE S.A.	France	99.99
ALCAN CMIC SAS	France	100.00
ALCAN FRANCE EXTRUSIONS SAS	France	100.00
ALCAN LAMINÉS FRANCE	France	100.00
ALCAN PACKAGING FRANCE SAS	France	100.00
ALCAN PACKAGING SARREBOURG SAS	France	100.00
BOXAL FRANCE SAS	France	100.00
CHARMETTES SAS	France	100.00
CIVILE IMMOBILIÈRE CELI	France	99.50 (35)
LAWSON MARDON TRENTESAUX SA	France	99.99
SOCIÉTÉ ALSACIENNE D'ALUMINIUM	France	100.00
VAW INTERNATIONAL CAPSULES S.A.	France	100.00
WHEATON FRANCE SAS	France	100.00
ALCAN HOLDINGS GERMANY GmbH	Germany	99.24 (12)
ALCAN BDW BETEILIGUNGS GmbH	Germany	100.00
ALCAN BDW GmbH & CO. KG	Germany	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALCAN COMPOSITES LTD, SHANGHAI	China	100.00
ALCAN KAPA GmbH	Germany	100.00
ALCAN PACKAGING NEUMUNSTER GmbH	Germany	100.00
ALCAN PACKAGING SINGEN GmbH	Germany	99.90 (15)
TSCHEULIN-ROTHAL GmbH	Germany	95.91
ALCAN PACKAGING MOSKAU OOO	Russia	100.00
ALCAN SINGEN GmbH	Germany	100.00
ALCAN TOMOS d.o.o.	Slovenia	66.67
ALCAN HOLDINGS NEDERLAND B.V.	The Netherlands	100.00
ALCAN NEDERLAND B.V.	The Netherlands	100.00
S.A. ALCAN BELGIUM N.V.	Belgium	99.37 (92)
ALCAN PACKAGING AMSTERDAM BV	The Netherlands	100.00
ALCAN PACKAGING BRABANT BV	The Netherlands	100.00
ALCAN PACKAGING ZUTPHEN BV	The Netherlands	100.00
ALU-VASTGOED B.V.	The Netherlands	100.00
ALUMINIUM & CHEMIE ROTTERDAM B.V.	The Netherlands	65.82 (28)
BOXAL NETHERLANDS B.V.	The Netherlands	100.00
BOXAL SALES GmbH	Germany	100.00
ALCAN HOLDINGS UK LIMITED	England	100.00
ALCAN PACKAGING BRIDGNORTH LTD	England	100.00
ALCAN PACKAGING CRAMLINGTON LTD.	England	100.00
ALCAN PRODUCTS UK LTD.	England	100.00
LAWSON MARDON PACKAGING LTD.	England	100.00
ALCAN PACKAGING ALZIRA SAU	Spain	100.00
ALCAN PACKAGING PENSION TRUST LTD.	England	100.00
ALCAN PACKAGING UK LTD	England	100.00
KOTERS (LIVERPOOL) LIMITED	England	100.00
LAWSON MARDON FIBRENYLE LTD.	England	100.00
FIBRENYLE (CORBY) LIMITED	England	100.00
LAWSON MARDON FLEXIBLE LIMITED	England	100.00
MARDON FLEXIBLE PACKAGING (KENTON) LIMITED	England	100.00
LAWSON MARDON SMITH BROTHERS LTD.	England	100.00
ALCAN PACKAGING SUTTON LTD.	England	100.00
MARDON PELOREX LIMITED	England	100.00
LMG IRIDON LIMITED	England	100.00
LAWSON MARDON THERMOPLASTICS LTD.	England	100.00
WHEATON UK LTD.	England	100.00
LAWSON MARDON NORTHERN LIMITED	England	100.00
LAWSON MARDON READING LTD.	England	100.00
STALCON PLASTICS LIMITED	England	100.00
ALCAN PACKAGING (UK SALES) LTD.	England	100.00
HEADLEY (READING) LIMITED	England	100.00
CELLOGLAS HOLDINGS LTD.	England	100.00
ALCAN PRINT FINISHERS LTD.	England	100.00
FIVE STAR CORPORATION LIMITED	England	100.00
PROTECTA PRINT LIMITED	England	100.00
QUALICOAT LIMITED	England	100.00
UNIVERSAL COATINGS LIMITED	England	100.00
WEST MIDLANDS FOIL BLOCKING LIMITED	England	100.00
LUSTRETEX LTD.	England	100.00
THE UV COMPANY LIMITED	England	100.00
UVIPAK (FINISHING) LIMITED	England	100.00
HEADLEY TRUSTEES LIMITED	England	100.00
LAWSON MARDON GROUP INTERNATIONAL LIMITED	England	100.00
LAWSON MARDON IZMIR GRAVUR BASKILI KARTON SANAYI VE TICARET A.S.	Turkey	100.00
LAWSON MARDON KAZAKHSTAN LIMITED LIABILITY PARTNERSHIP	Kazakhstan	100.00
ROTOPAK MATBAACILIK AMBALAJ SANAYI VE TICARET A.S.	Turkey	100.00
ROTOGRAVÜR KLISECILIK GRAFIK SANAYI VE TICARET A.S.	Turkey	95.00 (80)
ROTOPAS AMBALAJ PAZARLAMA VE DAGITIM A.S.	Turkey	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
VAW EUROPACK IBERICA, S.L.	Spain	100.00
LAWSON MARDON PACKAGING SALES LTD.	England	100.00
ALCAN JAPAN LTD.	Japan	100.00
ALCAN PRODOTTI SPECIALI spa	Italy	100.00
LMG (IRELAND) LIMITED	Ireland	100.00
ALCAN PACKAGING DUBLIN LTD	Ireland	100.00
WCL FLEXIBLE PACKAGING LIMITED	Ireland	100.00
WAXED CARTONS (EXPORT) LIMITED	Ireland	100.00
ZITELI LIMITED	Ireland	100.00
ALCAN HOLDINGS INVESTMENT LLC	Delaware	100.00
ALCAN ICELAND LTD.	Iceland	100.00
ENDURVINNSLAN LTD.	Iceland	7.00
ALCAN MASS TRANSPORTATION SYSTEMS AUSTRALIA PTY. LTD.	Australia	100.00
ALCAN PACKAGING CANADA LIMITED	Ontario	100.00
LAWSON MARDON PACKAGING OVERSEAS (BRISTOL) LIMITED	England	99.00 (52)
ALCAN PACKAGING KREUZLINGEN AG (SA/LTD.)	Switzerland	100.00
ALCAN PACKAGING SERVICES LTD.	Switzerland	100.00
ALCAN TECHNOLOGY & MANAGEMENT LTD.	Switzerland	100.00
ALCAN TRADING AG	Switzerland	100.00
ALUFLUOR AB	Sweden	50.00
ALUSUISSE OF AUSTRALIA LIMITED	Australia	100.00
ALCAN ENGINEERING PTY LIMITED	Australia	100.00
SWISS ALUMINIUM AUSTRALIA LIMITED	Australia	100.00
GOVE JOINT VENTURE (THE)	Australia	70.00 (49)
ALUSUISSE SERVICIOS S.A., Panama	Panama	100.00
ALUSUISSE SERVICIOS S.A., Venezuela	Venezuela	100.00
BOXAL (SUISSE) S.A.	Switzerland	100.00
METALLICA S.A.	Switzerland	35.00
METALLWERKE REFONDA AG	Switzerland	100.00
SOCIÉTÉ MINIÈRE ET DE PARTICIPATIONS GUINÉE-ALUSUISSE	Guinea	50.00
SOR-NORGE ALUMINIUM AS	Norway	50.00

ALCAN INTERNATIONAL LIMITED	Canada	100.00
ALCAN IRELAND LIMITED	Ireland	100.00
ALCAN MANAGEMENT SERVICES CANADA LIMITED	Canada	100.00

ALCAN PACKAGING STARPACK CORPORATION	Philippines	100.00
SPC REALTY CORPORATION	Philippines	40.00

ALCAN PACKAGING STRONGPACK PUBLIC COMPANY LIMITED	Thailand	49.00 (16)
STRONG THAIPACK COMPANY LIMITED	Thailand	100.00

ALCAN REALTY LIMITED	Canada	100.00
ALCAN SHANNON COMPANY	Ireland	100.00
ALCAN SHIPPING SERVICES LIMITED	Canada	100.00
ALCAN SMELTERS AND CHEMICALS LIMITED	Canada	100.00
ALCAN TAIHAN ALUMINUM LIMITED	Korea	67.91
ALUMINERIE ALOUETTE INC.	Quebec	20.00 (21)

ALUMINUM COMPANY OF CANADA LIMITED	Canada	100.00
ALCAN FINANCES USA LLC	Delaware	100.00

BRITISH ALCAN ALUMINIUM plc	England	100.00
ALCAN CHEMICALS EUROPE LIMITED	England	100.00
ALCAN CHEMICALS LIMITED	England	100.00
ALCAN FARMS LIMITED	England	100.00
TBAC LIMITED	England	100.00
ALCAN ALUMINIUM UK LIMITED	England	85.00 (4)
BRITISH ALCAN OVERSEAS INVESTMENTS LIMITED	England	100.00
SARATOGA RESOURCES N.V.	Netherland Antilles	20.00
VIGELAND METAL REFINERY A/S	Norway	50.00
GHANA BAUXITE COMPANY LIMITED	Ghana	80.00
VIGELANDS BRUG A/S	Norway	100.00
THE BOWLING BACK LAND COMPANY LIMITED	England	50.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
N.V. ALCAN ALUMINIUM PRODUCTS BENELUX S.A.	Belgium	100.00

PECHINEY	France	100.00
ALUMINIUM DUNKERQUE S.A.	France	100.00
ALUMINIUM PECHINEY	France	98.75 (24)
AFFIMET	France	100.00
ALUCAM - COMPAGNIE CAMEROUNAISE DE L'ALUMINIUM	Cameroun	46.67
ALUBASSA	Cameroun	70.09 (19)
ALUCONGO	Congo	55.86 (20)
CENTRE MÉDICAL DES ENTREPRISES DE LA SANAGA	Cameroun	74.89 (33) (34)
COLALU	Centre Africa	57.35 (36)
HOSTELLERIE DE LA SANAGA	Cameroun	67.50
SOCATRAL - SOCIÉTÉ CAMEROUNAISE DE TRANSFORMATION DE L'ALUMINIUM	Cameroun	52.55 (82)
SOTRALGA - SOCIÉTÉ DE TRANSFORMATION DE L'ALUMINIUM AU GABON	Gabon	38.33 (90)
ALUMINIUM PECHINEY SERVICE	France	99.36 (26)
ALUMINIUM PECHINEY SPV	France	99.96 (27)
ALUMINIUM PECHINEY UO 5	France	100.00
ÉLECTRIFICATION CHARPENTE LEVAGE - E.C.L.	France	100.00
ECL SCES AFRICA ENGINEERING	South Africa	100.00
ECL SERVICES NL BV	The Netherlands	100.00
ECL SERVICES PTY LIMITED	Australia	100.00
ECL SERVICES, INC.	Quebec	100.00
ECL CHINA HOLDINGS LTD	China	50.00 (41)
ECL SERVICOS LIMITADA	Mozambique	85.71 (42)
ECL SHANGHAI	China	100.00
PECHINEY ALUMINA RESOURCES INDIA PRIVATE LTD	India	100.00
PECHINEY PHILIPPINES INC	Philippines	99.99
PECHINEY VÉNÉZUELA, S.A.	Venezuela	100.00
PECHINEY SERVICIOS	Venezuela	100.00
PEM ABRASIFS-RÉFRACTAIRES	France	100.00
SOCIÉTÉ FINANCIÈRE POUR LE DÉVELOPPEMENT DE L'ALUMINIUM - S.F.D.A.	France	100.00
ALUMINIUM DE GRÈCE S.A.I.C.	Greece	41.10 (22) (23)
DELPHES & DISTOMON (SOCIÉTÉ MINIÈRE DE)	Greece	99.98
SOCIÉTÉ IMMOBILIÈRE ALPES PROVENCE - SIAP	France	89.44 (86)
SOCIÉTÉ MAURIENNAISE DE TRANSFORMATION - S M T	France	100.00
SOCIÉTÉ MINIÈRE DES BAUX	France	99.90
SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE	France	62.83 (88)
SOREMI - SOCIÉTÉ DE RECHERCHES ET D'EXPLOITATIONS MINIÈRES	France	99.86 (89)
TECHNOLOGIE PECHINEY LIMITÉE	Quebec	100.00
BRANDEIS (BROKERS) LIMITED	England	100.00
CARBONE SAVOIE	France	30.00
CARBONE SAVOIE BRAZIL SA	Brazil	97.89
COMPAGNIE GÉNÉRALE D'ÉLECTROLYSE DU PALAIS	France	100.00
FONDERIE DE CUIVRE DU PALAIS	France	100.00
COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE	France	100.00
CEBAL BRASIL LIMITADA	Brazil	100.00
CEPILLOS DE MATAMOROS, S.A. de C.V.	Mexico	100.00
EMIROLL	United Arab Emirates	30.00
ENVARIL PLASTIC PACKAGING s.r.l.	Argentina	100.00
NOVACEL S.A. DE C.V.	Mexico	100.00
CELPLY S.A. DE C.V.	Mexico	100.00
PECHINEY EUROFOIL EMIRATES	United Arab Emirates	80.00 (56)

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
PECHINEY EUROFOIL, LUXEMBOURG S.A.	Luxembourg	100.00
EUROFOIL, INC.	New York	100.00
EURONORCA PARTNERS (unincorporated)	New York	50.00
PECHINEY EUROFOIL BELGIQUE S.A.	Belgium	100.00
STOCKTUNA, AB	Sweden	100.00
PECHINEY HOLDINGS UK LTD	England	100.00
BRANDEIS LIMITED	England	99.99 (30)
CEBAL UK LTD	England	100.00
FEEP HOLDINGS UK LIMITED	England	100.00
PET PLAS PACKAGING LIMITED	United Kingdom	100.00
PECHINEY AVIATUBE LTD.	England	100.00
PECHINEY CEBAL PACKAGING LTD	England	100.00
PECHINEY TRADING LIMITED	England	100.00
PECHINEY UK LIMITED	United Kingdom	100.00
ALUMINIUM PECHINEY (UK) LIMITED	England	100.00
PECHINEY ELECTROMETALLURGY LTD	England	100.00
PECHINEY UK INTERNATIONAL LTD	England	99.90
SEFRANEX GULF LTD	England	100.00
TECHPACK (UK) LIMITED	United Kingdom	100.00
PECHINEY METALS CORPORATION	Delaware	62.50 (62)
PECHINEY ALUMINIUM ENGINEERING, INC.	Delaware	100.00
PECHINEY PLASTIC PACKAGING TEXAS, INC.	Delaware	100.00
PECHINEY PLASTIC PACKAGING, INC.	Delaware	100.00
GUARDIAN ESPANOLA S.A.	Spain	100.00
PECHINEY PLASTIC PACKAGING CANADA, INC.	Canada	100.00
PECHINEY PLASTIC PACKAGING RECEIVABLES CORPORATION	Delaware	100.00
PECHINEY ROLLED PRODUCTS, LLC	Delaware	100.00
PECHINEY CAST PLATE, INC.	Delaware	100.00
PECHINEY WORLD TRADE (USA), INC.	New York	92.88 (71)
BRANDEIS SERVICES, INC.	Delaware	100.00
PÉCHINEY BÉCANCOUR, INC.	Delaware	100.00
PECHINEY REYNOLDS QUEBEC INC.	Nebraska	50.25
ALUMINERIE DE BÉCANCOUR, INC.	Quebec	50.10
PECHINEY SALES CORPORATION	Delaware	100.00
PECHINEY CANADA, INC.	Canada	100.00
PECHINEY HOLDINGS, INC.	Delaware	100.00
PECHINEY PERU	Peru	98.00
PMC LEASE COMPANY	Delaware	100.00
PRP PROPERTY & EQUIPMENT, LLC	Illinois	100.00
SPOT COMMUNICATION	France	100.00
FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY	France	100.00
CEBAL S.A.S.	France	97.94 (32)
CARRILLON ÉTIQUETTES ADHÉSIVES	France	100.00
CEBAL AÉROSOL FRANCE	France	100.00
CEBAL CR, A.S.	Czech Republic	99.45
CEBAL FINLAND OY	Finland	100.00
CEBAL ITALIANA SPA	Italy	99.87
CEBAL MEXICO	Mexico	100.00
CEBAL SVENSKA AB	Sweden	100.00
CEBAL TUBA POLSKA S.A.	Poland	60.96
CEBAL TUBA SP ZO.O.	Poland	62.50
CEBAL ZHONGSHAN CO. LTD	China	60.00
COPAL SNC	France	51.00 (37)
COTUPLAS	France	76.96 (38)
PECHINEY MANUFACTURE MAROCAINE D'ALUMINIUM - M.M.A.	Morocco	48.64 (61)
AL WIFAQ 5	Morocco	99.95
MOGALBAT - MOGHREBIENNE ALUMINIUM POUR LE BATIMENT	Morocco	22.71
SOCIÉTÉ MÉTALLURGIQUE DE MOHAMMEDIA - S.M.M.	Morocco	79.00
SEFIMO S.A.	France	95.85 (81)

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
SOCIÉTÉ IMMOBILIÈRE CLICHY - HUGO	France	60.00 (87)
SOCIÉTÉ MANUFACTURE MAROCAINE DE MOHAMMEDIA - S.M.M.M.	Morocco	99.94
TECHPION RECHERCHE G.I.E.	France	51.00 (94)
THIBAULT COLLIN DACHARRY	France	99.76 (95)
CEBAL VERPACKUNGEN GmbH	Germany	100.00
CEBALSOL s.r.o.	Czech Republic	100.00
DANAFLEX PACKAGING CORPORATION LIMITED	New Zealand	100.00
PECHINEY BOUTEILLES PLASTIQUES	France	100.00
PECHINEY CAPSULES	France	100.00
PECHINEY CAPALUX	Canada	100.00
INVERSIONES PECHINEY CHILE LIMITADA	Chile	99.99 (51)
ENOCAP CHILE S.A.	Chile	100.00
PECHINEY CORK & SEAL OF CALIFORNIA	California	100.00
PECHINEY CECHOBAL S.r.o.	Czech Republic	100.00
PECHINEY CELOGRAF S.L.	Spain	100.00
CEBAL ENTEC S.A.	Spain	100.00
INDUSTRIAS METALICAS CASTELLO S.A.	Spain	100.00
PRECIS, S.A.	Spain	100.00
PECHINEY ESPANA, S.A.	Spain	100.00
SOPLARIL PORTUGAL	Portugal	99.99
PECHINEY EMBALLAGE FLEXIBLE EUROPE	France	100.00
PECHINEY LEBENSMITTEL VERPACKUNGEN GmbH	Germany	100.00
ALUFIN GmbH TABULAROXID	Germany	100.00
PECHINEY SCHEUCH BETRIEBS-UND VERWALTUNGS GmbH	Germany	100.00
PECHINEY SCHEUCH GmbH & Co KG	Germany	100.00
SCHEUCH UNTERSTUTZUNGSKASSE GmbH	Germany	100.00
SOCIÉTÉ DE FINANCEMENT DES RISQUES INDUSTRIELS - SOFIRI	Luxembourg	90.00 (85)
SOPLARIL	France	100.00
AVENIR PRINT SERVICE	France	100.00
SOPLARIL ITALIA S.p.A.	Italy	100.00
FINANCIÈRE TECHPACK	France	100.00
TECHPACK INTERNATIONAL - T.P.I.	France	99.99
AIRLESSYSTEMS	France	50.00
BENSON SRL	Italy	100.00
COSMETECH MABLY EUROPE	France	100.00
DECOPLAST	France	99.91
HEVCO SA	Switzerland	100.00
LAFFON SPA	Italy	100.00
LIR FRANCE	France	100.00
MT PACKAGING	France	100.00
PT TECHPACK ASIA	Indonesia	95.00
SFG - SOCIÉTÉ FRANÇAISE DE GALVANOPLASTIE	France	100.00
TECHPACK AMERICA, INC.	Delaware	100.00
HENLOPEN MANUFACTURING CO. INC.	New York	100.00
COSMETECH MABLY INTERNATIONAL, LLC	New York	100.00
COSMETECH MABLY INTERNATIONAL (H.K.) LTD.	Hong Kong	51.00
CT PACK, LLC	New York	100.00
TECHPACK AMERICA COSMETIC PACKAGING, L.P.	Texas	99.50 (93)
TECHPACK LATIN AMERICA S.A.	Venezuela	100.00
TPI MEXICANA S.A. de C.V.	Mexico	99.98 (97)
TPI MOLPLASTIC Ltda	Brazil	100.00
TPI PLASTIMEC S.A.	Argentina	51.00
TECHPACK DEUTSCHLAND GmbH	Germany	100.00
TECHPACK FINANCEMENT	France	100.00
FRANCE ALUMINIUM RECYCLAGE SA	France	39.99 (43) (44)
GIE - PECHINEY RECHERCHE	France	92.00 (45) (46) (47) (48)
INVESTRIA	France	98.74
PECHINEY CENTRE DE RECHERCHES DE VOREPPE	France	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
PECHINEY CONSOLIDATED AUSTRALIA PTY LIMITED	Australia	55.52 (55)
PECHINEY PACIFIC PTY LIMITED	Australia	100.00
ALUMINIUM PECHINEY HOLDINGS PTY LTD	Australia	99.00 (25)
JOHCATH HOLDINGS PTY LIMITED	Australia	100.00
CATHJOH HOLDINGS PTY LIMITED	Australia	50.00 (31)
PECHINEY RESOURCES PTY, LIMITED	Australia	100.00
PECHINEY AUSTRALU PTY LIMITED	Australia	100.00
TOMAGO ALUMINIUM COMPANY PTY LTD	Australia	50.00
TOMAGO ALUMINIUM JOINT-VENTURE	Australia	36.05 (96)
PECHINEY ÉLECTROMÉTALLURGIE	France	100.00
INVENSIL	France	100.00
INVENSIL FREE STATE (Pty) LTD	South Africa	100.00
SILICON SMELTERS (Pty) Ltd	South Africa	100.00
VAAL SILICON SMELTERS (Pty) LTD	South Africa	74.90
PECHINEY POLSIN KARBID	Poland	60.00
PRODUCTION PECHINEY POLSIN KARBID	Poland	93.32
SOCIÉTÉ DE PRODUITS INDUSTRIELS DU RHÔNE	France	99.94
PECHINEY IOTA 99	France	99.76 (58)
PECHINEY KHI 99	France	99.76 (60)
PECHINEY MANHATTAN	France	100.00
SAVOIE SERVICE Y.K.	Japan	100.00
PECHINEY MU 99	France	99.76 (63)
PECHINEY NEDERLAND, N.V.	Netherlands	100.00
PECHINEY NEDERLANDS & CO ALUMINIUM PRODUCTIE BEDRIEJF, C.V.	The Netherlands	85.00
PECHINEY PHI 2000	France	99.76 (64) (65)
PECHINEY RHENALU	France	100.00
ALMET A.G.	Germany	36.36 (18)
ALMET	France	100.00
E.M.T.- TONNETOT	France	100.00
SANTELLI	France	100.00
ALUMINIUM METALL ALMET AG	Switzerland	100.00
CAST HOUSE TECHNOLOGY, LTD	Canada	100.00
PECHINEY ALUMINIUM PRESSWERK GMBH	Germany	100.00
PECHINEY ALUMINIUM PRESSWERK BURG GmbH	Germany	100.00
PECHINEY ALUMINIUM PRESSWERK PFALZ GMBH	Germany	99.99
PECHINEY AVIATUBE	France	100.00
PECHINEY BÂTIMENT	France	100.00
PECHINEY EUROFOIL FRANCE	France	100.00
PECHINEY SERVICES FINANCE	France	46.53 (67) (68)
PECHINEY SOFTAL	France	100.00
RHENAROLL S.A.	France	49.85
PECHINEY WORLD TRADE S.A.	France	100.00
000 PECHINEY EURASIA	Russian Federation	100.00
CHROMEX MINING CO (PTY) LIMITED	South Africa	100.00
PECHINEY APPROVISIONNEMENTS ALUMINE	France	100.00
PECHINEY A.I.M.	France	100.00
PECHINEY BELGIUM S.A.	Belgium	99.90
ALMET BELGIUM SA	Belgium	99.34
DE CLEEN & VEREECKEN N.V.	Belgium	99.60
PECHINEY BRASIL LTDA	Brazil	100.00
PECHINEY CHILE LIMITADA	Chile	99.00
PECHINEY DADCO LIMITED	United Kingdom	50.00
PECHINEY DANMARK A/S	Denmark	100.00
PECHINEY DEUTSCHLAND GmbH	Germany	100.00
COFRANEX GmbH	Germany	100.00
PECHINEY DIS TICARET LIMITED SIRKETI	Turkey	99.99
PECHINEY FAR EAST LIMITED	Hong Kong	99.90
PECHINEY (SHANGHAI) WORLD TRADE LTD	China	100.00
PECHINEY HANDELSGESELLSCHAFT m.b.H.	Austria	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
PECHINEY HELLAS COMMERCE S.A.	Greece	99.46 (57)
PECHINEY ITALIA SPA	Italy	99.99 (59)
OXIMET SRL	Italy	66.67
PECHINEY JAPON	Japan	100.00
PECHINEY TRADING JAPAN	Japan	100.00
PECHINEY MEXICANA SA de CV	Mexico	99.96
PECHINEY NORGE A/S	Norway	100.00
PECHINEY PORTUGAL, LDA	Portugal	99.87 (66)
PECHINEY SINGAPORE PTE LTD	Singapore	100.00
PECHINEY SOUTHERN AFRICA	South Africa	100.00
PECHINEY SVERIGE AB	Sweden	100.00
PECHINEY TAÏWAN INC.	Taiwan	99.88 (69) (70)
PECHINEY TRADING COMPANY (PTC)	Switzerland	100.00
PECHINEY TRADING FRANCE	France	100.00
PECHINEY VERKOOP B.V.	The Netherlands	100.00
PWT AUSTRALASIA PTY LIMITED	Australia	100.00
SEFRANEX	France	100.00
SATMA	France	100.00
SOCIÉTÉ D'ASSURANCE DE RISQUES INDUSTRIELS - S.A.R.I.	France	99.80 (83) (84)
SOCIÉTÉ D'ENTREPRISES, CARRIÈRES ET MINES DE L'ESTEREL - S.E.C.M.E.	France	100.00
SOCIÉTÉ DE FINANCEMENT POUR AIDER À LA CONVERSION DANS LES BASSINS D'EMPLOI DE PECHINEY	France	100.00
SOCIÉTÉ DES FONDERIES D'USSEL	France	100.00
SOCIÉTÉ GÉNÉRALE DE RECHERCHES ET D'EXPLOITATIONS MINIÈRES - SOGEREM	France	100.00
UGINA	Morocco	99.92 (98)

PROPACK INTERNATIONAL HOLDINGS LIMITED	Hong Kong	65.00
ALCAN PROPACK CHENGDU CO LTD	China	40.00
EVERWEAL INTERNATIONAL LIMITED	Hong Kong	100.00
HUIZHOU PROPACK PLASTIC LIMITED	China	100.00
JIANGYIN PROPACK ADVANCED PACKING CO., LIMITED	China	100.00
JIANGYIN PROPACK PACKING CO., LIMITED	China	99.05
PROPACK HUIZHOU LIMITED	China	73.47 (76)
PROPACK HUIZHOU NEW MATERIAL CO LTD	China	100.00
VPS BEIJING PROPACK CO., LTD.	China	55.00 (99)

PT INTERKEMAS FLEXIPACK	Indonesia	99.99 (77)
SOCIÉTÉ DES ALUMINES ET BAUXITES DE PROVENCE SARL	France	100.00
THE ROBERVAL AND SAGUENAY RAILWAY COMPANY	Quebec	100.00
UTKAL ALUMINA INTERNATIONAL LIMITED	India	45.00

END-NOTE:  ADDITIONAL OWNERSHIP (%) THROUGH THE FOLLOWING SUBSIDIARIES

(1) AL HOLDING  USA LLC  2.89
(2) ALCAN PACKAGING PHARMACEUTICAL AND PERSONAL CARE INC.  1.73
(3) 9121-5996 QUÉBEC INC.  1.00
(4) BRITISH ALCAN ALUMINIUM plc  15.00
(5) ALCAN ACQUISITION CORPORATION  3.00
(6) ALCAN INC.  10.00
(7) BRITISH ALCAN ALUMINIUM plc  1.00
(8) NEVAMAR TE ACQUISITION CORPORATION  37.69
(9) NEVAMAR OFFSHORE ACQUISITION CORPORATION  2.87
(10) SWISS ALUMINIUM AUSTRALIA LIMITED  50.00
(11) ALCAN HOLDINGS UK LIMITED  27.27
(12) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  0.76
(13) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  17.00
(14) bp EUROPACK S.r.l.  24.00
(15) ALCAN SINGEN GmbH  0.10
(16) SANGTHIEN HOLDING COMPANY LIMITED  25.61

(17) ALUMINIUM COMPANY OF MALAYSIA BERHAD  51.00
(18) ALUMINIUM METALL ALMET AG  27.27
(19) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  12.65
(20) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  25.00
(21) ALCAN ALUMINIUM QUEBEC AND COMPANY, LIMITED PARTNERSHIP  20.00
(22) PECHINEY  10.00
(23) ALUMINIUM PECHINEY  9.08
(24) PECHINEY RHENALU  1.25
(25) ALUMINIUM PECHINEY  1.00
(26) FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY  0.64
(27) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04
(28) SOR-NORGE ALUMINIUM AS  13.00
(29) COMPANIA ECUATORIANA DE BALSA S.A.  32.07
(30) BRANDEIS (BROKERS) LIMITED  0.01
(31) PECHINEY PACIFIC PTY LIMITED  50.00
(32) PECHINEY  2.06
(33) HOSTELLERIE DE LA SANAGA  0.05
(34) SOCATRAL - SOCIÉTÉ CAMEROUNAISE DE TRANSFORMATION DE L'ALUMINIUM  0.07
(35) ALCAN HOLDINGS FRANCE S.A.  0.50
(36) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  25.00
(37) ALCAN HOLDINGS FRANCE S.A.  49.00
(38) CEBAL VERPACKUNGEN GmbH  5.00
(39) ALCAN HOLDINGS GERMANY GmbH  16.67
(40) PECHINEY  16.67
(41) ÉLECTRIFICATION CHARPENTE LEVAGE - E.C.L.  50.00
(42) ECL SCES AFRICA ENGINEERING   14.29
(43) ALCAN HOLDINGS FRANCE S.A.  20.00
(44) ALCAN DEUTSCHLAND GmbH  20.00
(45) ALMET  1.00
(46) ALUMINIUM PECHINEY  1.00
(47) PECHINEY AVIATUBE  1.00
(48) PECHINEY ÉLECTROMÉTALLURGIE  1.00
(49) GOVE ALUMINIUM LIMITED  30.00
(50) ALUMINIUM PECHINEY  10.00
(51) PECHINEY CORK & SEAL OF CALIFORNIA  0.01
(52) LAWSON MARDON PACKAGING LTD.  1.00
(53) COMPANIA ECUATORIANA DE BALSA S.A.  41.67
(54) BALMANTA S.A.  1.25
(55) PECHINEY HOLDINGS, INC.  44.48
(56) FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY  20.00
(57) SEFRANEX  0.49
(58) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04
(59) PECHINEY A.I.M.  0.01
(60) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04
(61) SOCIÉTÉ MANUFACTURE MAROCAINE DE MOHAMMEDIA - S.M.M.M.  13.45
(62) PECHINEY  37.50
(63) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04
(64) FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY  0.04
(65) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.04
(66) PECHINEY A.I.M.  0.13
(67) ALUMINIUM PECHINEY  45.63
(68) PECHINEY CENTRE DE RECHERCHES DE VOREPPE  7.84
(69) PECHINEY JAPON  0.02
(70) PECHINEY FAR EAST LIMITED  0.02
(71) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  7.12
(72) BALMANTA S.A.  20.01
(73) COMPANIA ECUATORIANA DE BALSA S.A.  10.03
(74) PRODPAC, PRODUCTOS DEL PACIFICO S.A.  10.03
(75) MADERAS SECAS C.A. MASECA  10.03
(76) EVERWEAL INTERNATIONAL LIMITED  23.65
(77) ALUMINUM COMPANY OF CANADA LIMITED  0.01
(78) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  6.00
(79) PECHINEY RESOURCES PTY, LIMITED  20.00
(80) LAWSON MARDON GROUP INTERNATIONAL LIMITED  5.00

(81) THIBAULT COLLIN DACHARRY  0.01
(82) ALUMINIUM PECHINEY  5.44
(83) FINANCIÈRE EUROPÉENNE D'EMBALLAGES PECHINEY  0.03
(84) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.03
(85) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  10.00
(86) PECHINEY  10.56
(87) THIBAULT COLLIN DACHARRY  40.00
(88) UGINA  1.95
(89) COMPAGNIE GÉNÉRALE DE PARTICIPATION INDUSTRIELLE ET FINANCIÈRE  0.14
(90) SOCIÉTÉ POUR LE DÉVELOPPEMENT DE L'AFRIQUE CENTRALE ET DE L'OUEST - SODAFE  25.00
(91) ALCAN INC.  49.90
(92) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  0.62
(93) HENLOPEN MANUFACTURING CO. INC.  0.50
(94) COPAL SNC  49.00
(95) COTUPLAS  0.04
(96) CATHJOH HOLDINGS PTY LIMITED  15.50
(97) HENLOPEN MANUFACTURING CO. INC.  0.02
(98) SOCIÉTÉ GÉNÉRALE DE RECHERCHES ET D'EXPLOITATIONS MINIÈRES - SOGEREM  0.02
(99) ALCAN INC.  20.00